UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 18, 2001



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Arkansas                  0-6253                   71-0407808
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)      file number)            identification No.)




 501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                         (Zip Code)



                                 (870)541-1000
              (Registrant's telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

     The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on October 18, 2001.

FOR IMMEDIATE RELEASE:                                        October 18, 2001


                 SIMMONS FIRST ANNOUNCES SEPTEMBER 2001 EARNINGS
                 -----------------------------------------------

     Pine Bluff, Arkansas - Simmons First National Corporation today announced earnings of $12,577,000, or $1.76 per diluted share for the nine-month period ended September 30, 2001. The diluted earnings per share reflect a decrease of 6.9% when compared the September 30, 2000 diluted earnings per share of $1.89.

     Earnings for the third quarter were $3,536,000, or $0.49 diluted earnings per share. These earnings are down $1,429,000, or $0.18 per share when compared to the same period of the previous year. The decrease in third quarter earnings was primarily attributable to continued pressure on net interest margin and a special $1.25 million provision to the loan loss reserve.

     According to J. Thomas May, Chairman and Chief Executive Officer, "The banking industry has had margin pressures most of the year due to the rapid decrease in interest rates. Simmons First has been impacted to a greater degree due to our usury law, which is tied to the Federal Reserve's discount rate. Since December, the discount rate has dropped by 4.25%, thus we have been forced to decrease the rates in our credit card portfolio to a level significantly below the market".

     May also commented "The third quarter earnings were impacted due to a special provision to the loan loss reserve for some problem credits identified at one of Simmons First's affiliates". May further stated, "The recent court ruling on the Gramm-Leach-Bliley Act amendment to the Arkansas usury law will give Arkansas banks greater flexibility to deal with interest rate movements like we've had this past year. Since rates will no longer be tied to the Federal Discount Rate, banks can control the pricing of their loans based on market verses an arbitrary formula. We estimate this will have a positive impact on earnings during 2002".

     Because of the Corporation's cash acquisitions, cash operating earnings (net income excluding amortization of intangibles) are an integral component of earnings. Year-to-date diluted cash earnings, on a per share basis, as of September 30, 2001 were $1.97. Cash return on average assets was 0.99% and cash return on average stockholders' equity was 10.66% for the nine-month period ended September 30, 2001. Diluted cash earnings for the third quarter of 2001 were $0.56 per share.

     Total assets for the Corporation at September 30, 2001, were $2.0 billion, an increase of $167 million, or 8.9%, over the same figure at September 30, 2000. Stockholders' equity at the end of the third quarter of 2001 was $181.2 million, an $11.6 million, or 6.8%, increase from September 30, 2000.

     The allowance for loan losses as a percent of total loans equaled 1.64% as of September 30, 2001, compared to 1.63% for December 31, 2000. As of September 30, 2001, non-performing loans equaled 1.22% of total loans and the allowance for loan losses equaled 135% of non-performing loans.

CONFERENCE CALL

     Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, October 18, 2001. Interested parties can listen to this call by calling 1-800-874-9030 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 2017440 and the recording will be available through the end of business October 25, 2001. In addition, the call will be available live or in recorded version on the Company's website at www.simmonsfirst.com under the "webcast" icon.

     Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Dumas, Rogers,
Russellville, Searcy and El Dorado, Arkansas. The Company's eight banks are conducting financial operations from 65 offices in 33 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA


--------------------------------------------------------------------------------
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
--------------------------------------------------------------------------------



Simmons First National Corporation                                                                                            SFNCA
Consolidated End of Period Balance Sheets
For the Quarters Ended                                            Sep 30        Jun 30        Mar 31        Dec 31        Sep 30
(In thousands)                                                     2001          2001          2001          2000          2000
                                                               -----------   -----------  -----------    -----------    -----------

ASSETS
Cash and non-interest bearing balances due from banks          $    66,429   $    68,053  $    66,375    $    77,495    $    56,705
Interest bearing balances due from banks                            84,153        62,035       29,838         12,990         19,218
Federal funds sold and securities purchased
  under agreements to resell                                        77,650        52,650       85,000         20,650          5,650
                                                               -----------   -----------  -----------    -----------    -----------
    Cash and cash equivalents                                      228,232       182,738      181,213        111,135         81,573

Investment securities                                              391,617       382,244      372,775        398,483        401,735
Mortgage loans held for sale                                        22,340        21,457       16,494          8,934         12,177
Assets held in trading accounts                                        285           162           43          1,127            734

Loans                                                            1,298,543     1,298,212    1,280,400      1,294,710      1,268,931
   Allowance for loan losses                                       (21,361)      (21,221)     (21,368)       (21,157)       (20,691)
                                                               -----------   -----------  -----------    -----------    -----------
Net loans                                                        1,277,182     1,276,991    1,259,032      1,273,553      1,248,240

Premises and equipment                                              45,874        45,831       46,288         46,597         46,370
Foreclosed assets held for sale, net                                 1,081         1,252        1,211          1,104          1,226
Interest receivable                                                 16,968        17,248       17,476         18,878         18,961
Intangible assets tax deductible, net                               30,925        31,592       32,284         32,944         33,231
Intangible assets non tax deductible, net                            2,014         2,106        2,172          2,297          2,433
Other assets                                                        15,394        16,924       16,609         17,441         18,528
                                                               -----------   -----------  -----------    -----------    -----------

                           TOTAL ASSETS                        $ 2,031,912   $ 1,978,545  $ 1,945,597    $ 1,912,493    $ 1,865,208
                                                               ===========   ===========  ===========    ===========    ===========

LIABILITIES
Non-interest bearing transaction accounts                      $   219,602   $   228,233  $   214,632    $   213,312    $   195,678
Interest bearing transaction accounts and savings deposits         471,093       465,872      465,490        471,609        445,513
Time deposits less than $100,000                                   599,196       585,430      596,686        595,696        605,828
Time deposits greater than $100,000                                385,913       351,523      348,167        324,969        291,399
                                                               -----------   -----------  -----------    -----------    -----------
        Total deposits                                           1,675,804     1,631,058    1,624,975      1,605,586      1,538,418
                                                               -----------   -----------  -----------    -----------    -----------
Federal funds purchased and securities
  sold under agreements to repurchase                              101,332        94,990       76,531         67,250         87,767
Short-term debt                                                     12,865        10,204        6,298          4,070          9,524
Long-term debt - parent company                                     12,000        14,000       14,841         14,857         14,873
Long-term FHLB debt - affiliate banks                               13,028        13,241        9,366          9,574          9,784
Trust preferred securities                                          17,250        17,250       17,250         17,250         17,250
Accrued interest and other liabilities                              18,481        19,239       21,335         20,563         18,046
                                                               -----------   -----------  -----------    -----------    -----------
                         TOTAL LIABILITIES                       1,850,760     1,799,982    1,770,596      1,739,150      1,695,662
                                                               -----------   -----------  -----------    -----------    -----------

STOCKHOLDERS' EQUITY
  Capital stock                                                      7,090         7,101        7,072          7,181          7,272
  Surplus                                                           45,497        45,918       45,355         47,964         49,713
  Undivided profits                                                126,198       124,224      121,301        118,232        114,772
  Accumulated other comprehensive income
     Unrealized appreciation (depreciation) on AFS securities        2,367         1,320        1,273            (34)        (2,211)
                                                               -----------   -----------  -----------    -----------    -----------
                    TOTAL STOCKHOLDERS' EQUITY                     181,152       178,563      175,001        173,343        169,546
                                                               -----------   -----------  -----------    -----------    -----------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $ 2,031,912   $ 1,978,545  $ 1,945,597    $ 1,912,493    $ 1,865,208
                                                               ===========   ===========  ===========    ===========    ===========




Simmons First National Corporation                                                                                         SFNCA
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended                                      Sep 30         Jun 30         Mar 31         Dec 31         Sep 30
(In thousands)                                               2001           2001           2001           2000           2000
                                                         -----------    -----------    -----------    -----------    -----------

ASSETS
Cash and non-interest bearing balances due from banks    $    64,940    $    63,036    $    62,928    $    58,503    $    53,892
Interest bearing balances due from banks                      49,291         33,943         25,202         17,775         15,246
Federal funds sold and securities purchased
  under agreements to resell                                  42,577         47,674         46,205         14,364         13,522
                                                         -----------    -----------    -----------    -----------    -----------
    Cash and cash equivalents                                156,808        144,653        134,335         90,642         82,660

Investment securities - held-to-maturity                     205,844        207,739        191,369        184,184        176,167
Investment securities - available-for-sale                   182,367        172,145        197,562        217,234        221,907
Mortgage loans held for sale                                  19,557         17,913         11,263          8,919          7,563
Assets held in trading accounts                                  260            246            693            823            528

Loans                                                      1,307,639      1,289,129      1,287,630      1,273,298      1,249,524
   Allowance for loan losses                                 (21,431)       (21,720)       (21,580)       (21,118)       (20,281)
                                                         -----------    -----------    -----------    -----------    -----------
Net loans                                                  1,286,208      1,267,409      1,266,050      1,252,180      1,229,243

Premises and equipment                                        45,918         46,134         46,499         46,311         45,811
Foreclosed assets held for sale, net                           1,239          1,295          1,130          1,148          1,240
Interest receivable                                           17,701         17,748         18,325         19,286         18,172
Intangible assets, net                                        33,310         34,084         34,840         35,383         34,568
Other assets                                                  17,127         16,187         17,231         17,210         18,039
                                                         -----------    -----------    -----------    -----------    -----------

                           TOTAL ASSETS                  $ 1,966,339    $ 1,925,553    $ 1,919,297    $ 1,873,320    $ 1,835,898
                                                         ===========    ===========    ===========    ===========    ===========


LIABILITIES
Non-interest bearing transaction accounts                $   210,246    $   208,812    $   202,688    $   195,590    $   189,827
Interest bearing transaction accounts                        147,361        149,449        146,592        148,975        143,620
Savings deposits                                             321,576        312,982        315,424        305,894        301,473
Time deposits less than $100,000                             597,655        582,075        596,990        599,025        596,273
Time deposits greater than $100,000                          362,972        356,517        333,952        308,136        288,765
                                                         -----------    -----------    -----------    -----------    -----------
        Total deposits                                     1,639,810      1,609,835      1,595,646      1,557,620      1,519,958
                                                         -----------    -----------    -----------    -----------    -----------
Federal funds purchased and securities
  sold under agreements to repurchase                         72,759         69,294         81,472         77,054         77,505
Short-term debt                                               10,519          6,885          6,156          6,832         10,305
Long-term debt                                                43,007         42,323         41,538         41,762         42,647
Accrued interest and other liabilities                        19,199         20,058         19,595         18,520         17,632
                                                         -----------    -----------    -----------    -----------    -----------
                         TOTAL LIABILITIES                 1,785,294      1,748,395      1,744,407      1,701,788      1,668,047
                                                         -----------    -----------    -----------    -----------    -----------

                    TOTAL STOCKHOLDERS' EQUITY               181,045        177,158        174,890        171,532        167,851
                                                         -----------    -----------    -----------    -----------    -----------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $ 1,966,339    $ 1,925,553    $ 1,919,297    $ 1,873,320    $ 1,835,898
                                                         ===========    ===========    ===========    ===========    ===========




Simmons First National Corporation                                                                                         SFNCA
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended                                      Sep 30         Jun 30        Mar 31          Dec 31        Sep 30
(In thousands)                                               2001           2001          2001            2000          2000
                                                         -----------    -----------    -----------    -----------    -----------

ASSETS
Cash and non-interest bearing balances due from banks    $    63,642    $    62,982    $    62,928    $    54,011    $    52,503
Interest bearing balances due from banks                      36,234         29,597         25,202         14,495         13,393
Federal funds sold and securities purchased
  under agreements to resell                                  44,765         46,943         46,205         22,170         24,791
                                                         -----------    -----------    -----------    -----------    -----------
    Cash and cash equivalents                                144,641        139,522        134,335         90,676         90,687

Investment securities - held-to-maturity                     201,704        199,599        191,369        176,351        173,838
Investment securities - available-for-sale                   183,969        184,784        197,562        227,638        231,131
Mortgage loans held for sale                                  16,275         14,607         11,263          7,285          6,737
Assets held in trading accounts                                  398            468            693          1,507          1,738

Loans                                                      1,294,873      1,288,384      1,287,630      1,199,288      1,174,437
   Allowance for loan losses                                 (21,576)       (21,650)       (21,580)       (19,284)       (18,668)
                                                         -----------    -----------    -----------    -----------    -----------
Net loans                                                  1,273,297      1,266,734      1,266,050      1,180,004      1,155,769

Premises and equipment                                        46,182         46,316         46,499         43,362         42,425
Foreclosed assets held for sale, net                           1,222          1,213          1,130          1,226          1,252
Interest receivable                                           17,923         18,035         18,325         17,387         16,750
Intangible assets, net                                        34,073         34,461         34,840         30,813         29,278
Other assets                                                  16,845         16,704         17,231         17,765         17,951
                                                         -----------    -----------    -----------    -----------    -----------

                           TOTAL ASSETS                  $ 1,936,529    $ 1,922,443    $ 1,919,297    $ 1,794,014    $ 1,767,556
                                                         ===========    ===========    ===========    ===========    ===========


LIABILITIES
Non-interest bearing transaction accounts                $   207,277    $   205,767    $   202,688    $   188,220    $   185,746
Interest bearing transaction accounts                        147,804        148,028        146,592        145,582        144,443
Savings deposits                                             316,683        314,196        315,424        299,297        297,082
Time deposits less than $100,000                             592,242        589,491        596,990        587,140        583,147
Time deposits greater than $100,000                          351,253        345,298        333,952        273,129        261,376
                                                         -----------    -----------    -----------    -----------    -----------
        Total deposits                                     1,615,259      1,602,780      1,595,646      1,493,368      1,471,794
                                                         -----------    -----------    -----------    -----------    -----------
Federal funds purchased and securities
  sold under agreements to repurchase                         73,770         75,349         81,472         64,304         60,022
Short-term debt                                                7,869          6,523          6,156          9,371          9,863
Long-term debt                                                42,296         41,932         41,538         43,255         44,118
Accrued interest and other liabilities                        19,615         19,829         19,595         17,199         16,740
                                                         -----------    -----------    -----------    -----------    -----------
                         TOTAL LIABILITIES                 1,758,809      1,746,413      1,744,407      1,627,497      1,602,537
                                                         -----------    -----------    -----------    -----------    -----------

                    TOTAL STOCKHOLDERS' EQUITY               177,720        176,030        174,890        166,517        165,019
                                                         -----------    -----------    -----------    -----------    -----------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $ 1,936,529    $ 1,922,443    $ 1,919,297    $ 1,794,014    $ 1,767,556
                                                         ===========    ===========    ===========    ===========    ===========





Simmons First National Corporation                                                                                             SFNCA
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended                                              Sep 30       Jun 30         Mar 31        Dec 31        Sep 30
(In thousands, except per share data)                                2001         2001           2001          2000          2000
                                                                  ----------   ----------     ----------    ----------    ----------

INTEREST INCOME
   Loans                                                          $   27,298   $   28,368     $   29,161    $   30,415    $   28,952
   Federal funds sold and securities purchased
     under agreements to resell                                          347          504            639           237           212
   Investment securities                                               5,042        5,261          5,700         5,848         5,864
   Mortgage loans held for sale, net of unrealized gains (losses)        303          267            172           160           143
   Assets held in trading accounts                                         1            2              7             7             5
   Interest bearing balances due from banks                              400          354            335           276           234
                                                                  ----------   ----------     ----------    ----------    ----------
           TOTAL INTEREST INCOME                                      33,391       34,756         36,014        36,943        35,410
                                                                  ----------   ----------     ----------    ----------    ----------
INTEREST EXPENSE
   Time deposits                                                      12,972       13,601         13,897        13,818        12,979
   Other deposits                                                      2,350        2,683          3,181         3,471         3,271
   Federal funds purchased and securities
     sold under agreements to repurchase                                 592          690          1,057         1,179         1,156
   Short-term debt                                                       100           76            104           105           163
   Long-term debt                                                        830          840            819           843           855
                                                                  ----------   ----------     ----------    ----------    ----------
           TOTAL INTEREST EXPENSE                                     16,844       17,890         19,058        19,416        18,424
                                                                  ----------   ----------     ----------    ----------    ----------
NET INTEREST INCOME                                                   16,547       16,866         16,956        17,527        16,986
   Provision for loan losses                                           3,429        1,967          1,853         1,994         1,892
                                                                  ----------   ----------     ----------    ----------    ----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                    13,118       14,899         15,103        15,533        15,094
                                                                  ----------   ----------     ----------    ----------    ----------
NON-INTEREST INCOME
   Trust income                                                        1,443        1,249          1,407         1,282         1,496
   Service charges on deposit accounts                                 2,226        2,307          2,101         2,190         2,176
   Other service charges and fees                                        408          438            528           398           392
   Income on sale of mortgage loans, net of commissions                  781          813            624           450           521
   Income on investment banking, net of commissions                      298          178            162            71            13
   Credit card fees                                                    2,669        2,666          2,456         2,851         2,712
   Other income                                                          901          660            815           513           817
   Gain on sale of securities, net                                        --           --             --            --            --
                                                                  ----------   ----------     ----------    ----------    ----------
           TOTAL NON-INTEREST INCOME                                   8,726        8,311          8,093         7,755         8,127
                                                                  ----------   ----------     ----------    ----------    ----------
NON-INTEREST EXPENSE
   Salaries and employee benefits                                      9,058        8,902          9,003         8,262         8,591
   Occupancy expense, net                                              1,183        1,094          1,166         1,043         1,035
   Furniture & equipment expense                                       1,250        1,338          1,336         1,355         1,336
   Loss on foreclosed assets                                             165           87             75            60            66
   Deposit insurance                                                      76           77             76            43            87
   Other operating expenses                                            5,422        5,348          5,161         5,288         4,860
                                                                  ----------   ----------     ----------    ----------    ----------
           TOTAL NON-INTEREST EXPENSE                                 17,154       16,846         16,817        16,051        15,975
                                                                  ----------   ----------     ----------    ----------    ----------
NET INCOME BEFORE INCOME TAXES                                         4,690        6,364          6,379         7,237         7,246
   Provision for income taxes                                          1,154        1,877          1,825         2,270         2,281
                                                                  ----------   ----------     ----------    ----------    ----------
NET INCOME                                                        $    3,536   $    4,487     $    4,554    $    4,967    $    4,965
                                                                  ==========   ==========     ==========    ==========    ==========
BASIC EARNINGS PER SHARE                                          $     0.50   $     0.63     $     0.64    $     0.69    $     0.68
                                                                  ==========   ==========     ==========    ==========    ==========
DILUTED EARNINGS PER SHARE                                        $     0.49   $     0.63     $     0.64    $     0.69    $     0.67
                                                                  ==========   ==========     ==========    ==========    ==========




Simmons First National Corporation                                                                                         SFNCA
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended                                               Sep 30       Jun 30       Mar 31       Dec 31       Sep 30
(In thousands, except per share data)                                 2001         2001         2001         2000         2000
                                                                    --------     --------     --------     --------     --------

INTEREST INCOME
   Loans                                                            $ 84,827     $ 57,529     $ 29,161     $110,112     $ 79,697
   Federal funds sold and securities purchased
     under agreements to resell                                        1,490        1,143          639        1,366        1,129
   Investment securities                                              16,003       10,961        5,700       23,585       17,737
   Mortgage loans held for sale, net of unrealized gains (losses)        742          439          172          542          382
   Assets held in trading accounts                                        10            9            7           95           88
   Interest bearing balances due from banks                            1,089          689          335          890          614
                                                                    --------     --------     --------     --------     --------
           TOTAL INTEREST INCOME                                     104,161       70,770       36,014      136,590       99,647
                                                                    --------     --------     --------     --------     --------
INTEREST EXPENSE
   Time deposits                                                      40,470       27,498       13,897       49,055       35,237
   Other deposits                                                      8,214        5,864        3,181       12,816        9,345
   Federal funds purchased and securities
     sold under agreements to repurchase                               2,339        1,747        1,057        3,669        2,490
   Short-term debt                                                       280          180          104          516          411
   Long-term debt                                                      2,489        1,659          819        3,473        2,630
                                                                    --------     --------     --------     --------     --------
           TOTAL INTEREST EXPENSE                                     53,792       36,948       19,058       69,529       50,113
                                                                    --------     --------     --------     --------     --------
NET INTEREST INCOME                                                   50,369       33,822       16,956       67,061       49,534
   Provision for loan losses                                           7,249        3,820        1,853        7,531        5,537
                                                                    --------     --------     --------     --------     --------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                    43,120       30,002       15,103       59,530       43,997
                                                                    --------     --------     --------     --------     --------
NON-INTEREST INCOME
   Trust income                                                        4,099        2,656        1,407        5,282        4,000
   Service charges on deposit accounts                                 6,634        4,408        2,101        7,998        5,808
   Other service charges and fees                                      1,374          966          528        1,804        1,406
   Income on sale of mortgage loans, net of commissions                2,218        1,437          624        1,727        1,277
   Income on investment banking, net of commissions                      638          340          162          259          188
   Credit card fees                                                    7,791        5,122        2,456       10,522        7,671
   Other income                                                        2,376        1,475          815        2,763        2,250
   Gain on sale of securities, net                                        --           --           --           --           --
                                                                    --------     --------     --------     --------     --------
           TOTAL NON-INTEREST INCOME                                  25,130       16,404        8,093       30,355       22,600
                                                                    --------     --------     --------     --------     --------
NON-INTEREST EXPENSE
   Salaries and employee benefits                                     26,963       17,905        9,003       33,544       25,282
   Occupancy expense, net                                              3,443        2,260        1,166        3,873        2,830
   Furniture & equipment expense                                       3,924        2,674        1,336        5,246        3,891
   Loss on foreclosed assets                                             327          162           75          254          194
   Deposit insurance                                                     229          153           76          299          256
   Other operating expenses                                           15,931       10,509        5,161       19,340       14,052
                                                                    --------     --------     --------     --------     --------
           TOTAL NON-INTEREST EXPENSE                                 50,817       33,663       16,817       62,556       46,505
                                                                    --------     --------     --------     --------     --------
NET INCOME BEFORE INCOME TAXES                                        17,433       12,743        6,379       27,329       20,092
   Provision for income taxes                                          4,856        3,702        1,825        8,460        6,190
                                                                    --------     --------     --------     --------     --------
NET INCOME                                                          $ 12,577     $  9,041     $  4,554     $ 18,869     $ 13,902
                                                                    ========     ========     ========     ========     ========
BASIC EARNINGS PER SHARE                                            $   1.77     $   1.27     $   0.64     $   2.59     $   1.90
                                                                    ========     ========     ========     ========     ========
DILUTED EARNINGS PER SHARE                                          $   1.76     $   1.27     $   0.64     $   2.58     $   1.89
                                                                    ========     ========     ========     ========     ========




Simmons First National Corporation                                                                                            SFNCA
Consolidated Risk-Based Capital
For the Quarters Ended                                     Sep 30         Jun 30          Mar 31         Dec 31           Sep 30
(In thousands)                                              2001           2001            2001           2000             2000
                                                       ------------    ------------    ------------    ------------    ------------

Tier 1 capital
   Stockholders' equity                                $    181,152    $    178,563    $    175,001    $    173,343    $    169,546
   Trust preferred securities                                17,250          17,250          17,250          17,250          17,250
   Intangible assets                                        (32,939)        (33,698)        (34,456)        (35,241)        (35,664)
   Unrealized (gain) loss on AFS securities                  (2,367)         (1,320)         (1,273)             34           2,211
   Debt issuance costs                                         (889)           (898)           (907)           (916)           (924)
                                                       ------------    ------------    ------------    ------------    ------------

      Total Tier 1 capital                                  162,207         159,897         155,615         154,470         152,419
                                                       ------------    ------------    ------------    ------------    ------------

Tier 2 capital
   Qualifying unrealized gain on AFS securities                 406             366             367             475             287
   Qualifying allowance for loan losses                      16,570          16,376          16,059          16,193          15,862
                                                       ------------    ------------    ------------    ------------    ------------

      Total Tier 2 capital                                   16,976          16,742          16,426          16,668          16,149
                                                       ------------    ------------    ------------    ------------    ------------

      Total risk-based capital                         $    179,183    $    176,639    $    172,041    $    171,138    $    168,568
                                                       ============    ============    ============    ============    ============

 Risk weighted assets                                  $  1,322,196    $  1,305,274    $  1,279,382    $  1,290,494    $  1,264,212
                                                       ============    ============    ============    ============    ============

 Assets for leverage ratio                             $  1,932,511    $  1,890,957    $  1,883,934    $  1,837,163    $  1,799,310
                                                       ============    ============    ============    ============    ============

 Ratios at end of quarter
    Leverage ratio                                            8.39%           8.46%           8.26%           8.41%           8.47%
    Tier 1 capital                                           12.27%          12.25%          12.16%          11.97%          12.06%
    Total risk-based capital                                 13.55%          13.53%          13.45%          13.26%          13.33%


Simmons First National Corporation                                                                                            SFNCA
Consolidated Loans and Investments
For the Quarters Ended                                      Sep 30         Jun 30          Mar 31         Dec 31         Sep 30
(In thousands)                                               2001           2001           2001            2000           2000
                                                         ------------   ------------   ------------    ------------  --------------

Loan Portfolio - End of Period
------------------------------
 Consumer
    Credit cards                                         $    187,738   $    187,880    $    185,411   $    197,567   $     186,342
    Student loans                                              73,467         71,619          74,562         67,145          66,071
    Other consumer                                            187,199        186,246         187,408        192,595         194,421
 Real Estate
    Construction                                               80,070         73,348          70,123         69,169          71,383
    Single-family residential                                 232,192        236,856         240,049        244,479         243,904
    Other commercial                                          279,464        284,521         284,488        287,170         275,091
    Unearned income                                               (70)           (80)            (91)          (102)           (113)
 Commercial
    Commercial                                                161,245        166,892         173,040        161,134         146,156
    Agricultural                                               76,066         70,538          49,274         57,164          70,064
    Financial institutions                                      7,099          6,146           4,741          2,339           2,379
 Other                                                         14,073         14,246          11,395         16,050          13,233
                                                         ------------   ------------    ------------   ------------    ------------

       Total Loans                                       $  1,298,543   $  1,298,212    $  1,280,400   $  1,294,710    $  1,268,931
                                                         ============   ============    ============   ============    ============

Investment Securities - End of Period
-------------------------------------

 Held-to-Maturity
    U.S. Treasury                                        $     31,310   $     31,072    $     24,702   $     21,923    $     19,516
    U.S. Government agencies                                   40,024         54,406          60,997         40,965          40,950
    Mortgage-backed securities                                  8,094          9,005          10,153         11,065          14,296
    State and political subdivisions                          118,504        117,747         109,076        110,380         107,147
    Other securities                                              100            129             178             80              82
                                                         ------------   ------------    ------------   ------------    ------------
       Total held-to-maturity                                 198,032        212,359         205,106        184,413         181,991
                                                         ------------   ------------    ------------   ------------    ------------
 Available-for-Sale
    U.S. Treasury                                              20,531         20,146          21,655         24,037          27,146
    U.S. Government agencies                                  145,068        120,146         113,219        156,436         161,031
    Mortgage-backed securities                                 12,367         13,410          14,501         15,181          13,910
    State and political subdivisions                            5,720          6,710           6,912          6,821           6,720
    FHLB stock                                                  4,331          4,276           6,267          6,165           6,068
    Other securities                                            5,568          5,197           5,115          5,430           4,869
                                                         ------------   ------------    ------------   ------------    ------------
       Total available-for-sale                               193,585        169,885         167,669        214,070         219,744
                                                         ------------   ------------    ------------   ------------    ------------

       Total investment securities                       $    391,617   $    382,244    $    372,775   $    398,483    $    401,735
                                                         ============   ============    ============   ============    ============

       Fair Value - HTM investment securities            $    202,965   $    215,894    $    208,641   $    185,663    $    181,357
                                                         ============   ============    ============   ============    ============

Investment Securities - QTD Average
-----------------------------------

 Taxable securities                                     $     262,928   $    260,941    $    273,507   $    286,447    $    284,901
 Tax exempt securities                                        125,283        118,943         115,424        114,971         113,173
                                                        -------------   ------------    ------------   ------------    ------------

    Total investment securities - QTD average           $     388,211   $    379,884    $    388,931   $    401,418    $    398,074
                                                        =============   ============    ============   ============    ============



Simmons First National Corporation                                                                            SFNCA
Consolidated Allowance and Asset Quality
For the Quarters Ended                                       Sep 30      Jun 30      Mar 31      Dec 31      Sep 30
(In thousands)                                                2001        2001        2001        2000        2000
                                                            --------    --------    --------    --------    --------

Allowance for Loan Losses
-------------------------
 Balance, beginning of quarter                              $ 21,221    $ 21,368    $ 21,157    $ 20,691    $ 18,002
                                                            --------    --------    --------    --------    --------

 Loans charged off
    Credit card                                                1,101       1,192         965         962         834
    Other consumer                                               958         581         617         630         660
    Real estate                                                  454         425         209         211          46
    Commercial                                                 1,160         362         271         474         286
                                                            --------    --------    --------    --------    --------
       Total loans charged off                                 3,673       2,560       2,062       2,277       1,826
                                                            --------    --------    --------    --------    --------

 Recoveries of loans previously charged off
    Credit card                                                  127         129         131         121         116
    Other consumer                                               195         196         192         149         294
    Real estate                                                   24          44          63           2          15
    Commercial                                                    38          77          34          27          43
                                                            --------    --------    --------    --------    --------
       Total recoveries                                          384         446         420         299         468
                                                            --------    --------    --------    --------    --------
    Net loans charged off                                      3,289       2,114       1,642       1,978       1,358
 Allowance for loan losses of acquired branches                   --          --          --         450       2,155
 Provision for loan losses                                     3,429       1,967       1,853       1,994       1,892
                                                            --------    --------    --------    --------    --------
 Balance, end of year                                       $ 21,361    $ 21,221    $ 21,368    $ 21,157    $ 20,691
                                                            ========    ========    ========    ========    ========

Non-performing assets
---------------------
 Non-performing loans
    Nonaccrual loans
       Real estate                                         $  5,940     $  6,366    $  4,862    $  4,739    $  4,393
       Commercial                                             3,671        3,144       2,872         791       2,929
       Consumer                                               3,154        2,975       2,083       2,682       2,300
                                                           --------     --------    --------    --------    --------
          Total nonaccrual loans                             12,765       12,485       9,817       8,212       9,622
    Loans past due 90 days or more                            3,035        2,656       2,121       2,752       2,643
                                                           --------     --------    --------    --------    --------
             Total non-performing loans                      15,800       15,141      11,938      10,964      12,265
                                                           --------     --------    --------    --------    --------

 Other non-performing assets
    Foreclosed assets held for sale                           1,081        1,252       1,211       1,104       1,226
    Other non-performing assets                                 187          247         147         196         100
                                                           --------     --------    --------    --------    --------
       Total other non-performing assets                      1,268        1,499       1,358       1,300       1,326
                                                           --------     --------    --------    --------    --------

          Total non-performing assets                      $ 17,068     $ 16,640    $ 13,296    $ 12,264    $ 13,591
                                                           ========     ========    ========    ========    ========

Ratios
------
 Allowance for loan losses to total loans                     1.64%        1.63%       1.67%       1.63%       1.63%
 Allowance for loan losses to
    non-performing loans                                    135.20%      140.16%     178.99%     192.97%     168.70%
 Allowance for loan losses to
    non-performing assets                                   125.15%      127.53%     160.71%     172.51%     152.24%
 Non-performing loans to total loans                          1.22%        1.17%       0.93%       0.85%       0.97%
 Non-performing assets to total assets                        0.84%        0.84%       0.68%       0.64%       0.73%



Simmons First National Corporation                                                                                          SFNCA
Consolidated - Selected Financial Data
For the Quarters Ended                                       Sep 30          Jun 30         Mar 31         Dec 31         Sep 30
(In thousands, except share data)                             2001            2001           2001           2000           2000
                                                           ----------     ----------     ----------     ----------     ----------

QUARTER-TO-DATE
---------------
 Diluted earnings per share                                $     0.49     $     0.63     $     0.64     $     0.69     $     0.67
 Diluted cash earnings per share                                 0.56           0.70           0.71           0.75           0.75
 Cash dividends declared  - per common share                     0.22           0.22           0.21           0.21           0.20
 Cash dividends declared - amount                               1,562          1,564          1,485          1,507          1,456
 Cash earnings                                                  4,036          4,963          5,072          5,501          5,473
 Return on average stockholders' equity                         7.75%         10.16%         10.56%         11.52%         11.77%
 Cash return on average stockholders' equity                    8.91%         11.32%         11.85%         12.86%         13.08%
 Return on average assets                                       0.71%          0.93%          0.96%          1.05%          1.08%
 Cash return on average assets                                  0.83%          1.05%          1.09%          1.19%          1.21%
 Net interest margin (FTE)                                      3.81%          4.00%          4.08%          4.23%          4.18%
 FTE Adjustment                                                   814            787            750            743            729
 Amortization of intangibles                                      760            728            785            808            767
 Amortization of intangibles, net of taxes                        500            476            518            534            508
 Average shares outstanding                                 7,100,229      7,086,745      7,121,100      7,236,853      7,304,226
 Diluted shares outstanding                                    56,298         28,823         20,157         20,033         21,173
 Shares repurchased                                            13,000          2,000        118,955         93,200         63,627
 Average price of repurchased shares                            33.82          23.64          23.77          20.06          21.35
 Average earning assets                                     1,807,535      1,768,789      1,759,924      1,716,597      1,684,457
 Interest bearing liabilities                               1,555,849      1,519,525      1,522,124      1,487,678      1,460,588

YEAR-TO-DATE
------------
 Diluted earnings per share                                $     1.76     $     1.27     $     0.64     $     2.58     $     1.89
 Diluted cash earnings per share                                 1.97           1.41           0.71           2.83           2.08
 Cash dividends declared - per common share                      0.65           0.43           0.21           0.80           0.59
 Cash earnings                                                 14,071         10,035          5,072         20,741         15,240
 Return on average stockholders' equity                         9.46%         10.36%         10.56%         11.33%         11.25%
 Cash return on average stockholders' equity                   10.66%         11.58%         11.85%         12.56%         12.44%
 Return on average assets                                       0.87%          0.95%          0.96%          1.05%          1.05%
 Cash return on average assets                                  0.99%          1.07%          1.09%          1.18%          1.17%
 Net interest margin (FTE)                                      3.96%          4.04%          4.08%          4.24%          4.25%
 FTE Adjustment                                                 2,351          1,537            750          2,910          2,167
 Amortization of intangibles                                    2,273          1,513            785          2,811          2,003
 Amortization of intangibles, net of taxes                      1,494            994            518          1,872          1,338
 Average shares outstanding                                 7,102,615      7,103,827      7,121,100      7,298,842      7,319,655
 Average earning assets                                     1,778,218      1,764,382      1,759,924      1,648,734      1,626,065
 Interest bearing liabilities                               1,531,917      1,520,817      1,522,124      1,422,078      1,400,051

END OF PERIOD
-------------
 Book value                                                $    25.55     $    25.15     $    24.75     $    24.14     $    23.31
 Shares outstanding                                         7,090,075      7,101,045      7,072,216      7,180,966      7,271,692
 Full-time equivalent employees                                   945            937            928            927            934
 Total number of ATM's                                             62             59             59             59             58
 Total number of branches                                          63             62             61             61             61
 Parent company only - investment in subsidiaries             196,987        194,700        192,997        190,159        184,133
 Parent company only - intangible assets                           50             72             94            116            144


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SIMMONS FIRST NATIONAL CORPORATION




Date:    October 18, 2001            /s/Barry L. Crow
--------------------------           ----------------------------------------
                                     Barry L. Crow, Executive Vice President
                                       and Chief Financial Officer